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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.

                              Amendment No. 1 to
                                    Form 8K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

              Date of Earliest Event Reported: September 28, 1999

                  Entertainment Technologies & Programs, Inc.
                  -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

 Delaware                         0-23914                      87-521389
-------------------------------------------------------------------------------
(State of other jurisdiction    Commission              (IRS Employer
   of incorporation)            File Number              Identification Number)


                      16055 Space Center Blvd., Suite 230
                              Houston, Texas 77062
          (Address of principal executive offices, including zip code)

                                (281) 486-6115
              (Registrant's telephone number, including area code)

Item 1.  Changes in control of Registrant
         --------------------------------
         (a) None
         (b) None

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
             None

Item 3.  Bankruptcy or Receivership
         --------------------------
             On November 15, 1999, Red Fish Management Inc., a subsidiary of Entertainment Technologies & Programs Inc., (OTC BB: ETPI) filed for reorganization under Chapter 11 of the U.S. Bankruptcy Court of the U.S. Department of Justice, Office of the United States Trustee, Southern and Western Districts of Texas, Region 7, 515 Rusk, Suite 3516, Houston, Texas 77002. Case Number: 99-40997-H3-7. The Initial Debtor Conference Date is scheduled for December 15, 1999 at 2:00 P.M. The office of Richard W. Simmons is Trustee.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------
         (a) On September 3, 1999, Entertainment Technologies & Programs, Inc. (the "Company") was notified by Brian S. Nathanson, CPA ("Brian S. Nathanson") that he would not be continuing as the Company's independent accountant. The Company has engaged Ham, Langston & Brezina, L. L. P. ("Ham, Langston & Brezina") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended and approved by the Company's Board of Directors.
         (b) Brian S. Nathanson's reports on the Company's consolidated financial statements for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit cope, or accounting principles.
         (c) During the Company's two fiscal years ended September 30, 1998 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Brian S. Nathanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Brian
             S. Nathanson, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.
         (d) During the Company's two fiscal years ended September 30, 1998 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs
             (a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.
         (e) Effective September 28, 1999, the Company engaged Ham, Langston & Brezina as its independent accountants. During the two fiscal years ended September 30, 1998 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ham, Langston & Brezina regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ham, Langston, & Brezina provided to the Company a written report or oral advice regarding such principles or audit opinion.
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              (f) The Company has requested the Brian S. Nathanson furnish it with a letter addressed to the Securities and Exchange commission stating whether or not it agrees with the above statements. A copy of the letter from Brian S. Nathanson, C.
                  P. A. Dated October 4, 1999 is filed as Exhibit 1 to this Form 8-K.

     Item 5.  Other Events
              ------------
                  None

     Item 6.  Resignation of Registrant's Directors
              -------------------------------------
                  None

     Item 7.  Financial Statements and Exhibits
              ---------------------------------
              (c) Exhibits
                  1. Letter From Brian S. Nathanson C. P. A. pursuant to Item 304(a)(3) of Regulation S-K
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.


Date: September 29, 1999        By: /s/ James D. Butcher
                                   --------------------------------
                                   James D. Butcher, President and
                                   Chief Executive Officer